AFL-CIO Housing Investment Trust
Performance Commentary
3rd Quarter 2013

Chang Suh
Senior Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 10, 2013

The historic and rapid increase in U.S. Treasury interest rates this year has caused negative returns in the investment grade fixed-income sector, which could make this year only the third in the last 36 with negative returns for the Barclays Capital Aggregate Bond Index. This sector as a whole has been delivering positive returns and providing diversification for over 20 years. The HIT itself has outperformed its benchmark each of the past 20 calendar years, while delivering valuable diversification and since its inception creating over 72,000 union construction jobs as well as nearly 110,000 housing units in American communities.  The HIT’s gross returns for the year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30, 2013 were -2.15%, -1.94%, 3.09%, 5.55%, and 4.98%, respectively. For the 3-, 5-, and 10-year periods ending September 30, the HIT outperformed the Barclays Aggregate on a gross basis, but it underperformed for the year-to-date and 1-year periods, as discussed in greater detail on pages 3 and 4.  The HIT’s steady long-term results reflect the execution of its strategy of selectively investing in high credit quality multifamily mortgage-backed securities (MBS).

Interest rates continued to increase for most of the third quarter on concerns that the Federal Reserve would begin tapering its bond purchase program sooner than anticipated. Some of that rate increase was dialed back after the Federal Reserve’s Federal Open Market Committee did not begin tapering at its mid-September meeting due to uncertainty about the strength of the U.S. economy, tightening financial conditions, and fiscal policy issues. Large movements in rates in a relatively short period of time caused spreads to widen on most non-Treasury assets, but spreads widened more on government/agency multifamily MBS that are the HIT’s focus as a result of changes in demand dynamics. These increased spreads caused the HIT to underperform the Barclays Aggregate for the third quarter. The HIT’s slightly short duration position, which it has maintained in the extremely low rate environment of the past several years, mitigated the impact of widening spreads.

While rising rates can lead in the short run to negative absolute returns, going forward the HIT should have a higher expected level of income because of the higher rate environment. The HIT’s current investment strategy is to add selectively to its portfolio of multifamily MBS, including construction-related investments, to take advantage of opportunities for more yield and spread than have been available over the past several years.

In addition to providing the HIT with an income advantage relative to the benchmark, investing in construction-related multifamily assets allows the HIT to generate much-needed jobs. The HIT has committed over $1.5 billion of union and public employee pension capital to fund construction-related multifamily and healthcare developments since it launched its Construction Jobs Initiative in 2009. Together with its subsidiary Building America CDE, Inc., the HIT has financed 62 projects through this jobs initiative in 30 cities with a total development investment of $4.3 billion. To date, these investments have generated more than 17,700 union construction jobs, and the HIT is on target to meet its goal of creating 25,000 union construction jobs by the end of 2015. With the U.S. construction unemployment rate still significantly higher than the overall national jobless rate, these projects and future funding commitments will generate on-site union construction work across the country through new construction or rehabilitation of affordable and workforce housing. Projects financed through the Construction Jobs Initiative have also generated an estimated 12,800 other jobs in the communities where they are located and will continue to generate additional jobs.

Higher Rates and Wider Spreads in a Volatile Environment

Rates on Treasuries began rising sharply in the spring as a result of comments by Federal Reserve Chairman Ben Bernanke about plans to reduce the Federal Reserve’s bond purchase program known as open-ended Quantitative Easing. Comments were made against a backdrop of improving economic conditions, moderate payroll increases, soaring equity prices, and a recovery in U.S. home prices.  Quantitative Easing has pushed capital out of the Treasury and agency single family MBS markets, where the Fed’s purchases kept interest rates low, and into investments with higher yields such as corporate bonds and government/agency multifamily MBS. The anticipation of reducing Fed purchases sooner than expected moved capital to the sidelines and resulted in higher rates on Treasuries and wider spreads for most other fixed-income securities. The 10-year Treasury rose from a low of 1.63% at the beginning of May to 2.75% at the end of August before falling to 2.62% by the end of September after the Fed’s unexpected decision to delay tapering was announced.

Government/agency multifamily MBS yields increased more than Treasury and other yields since spring as the demand dynamics changed in the multifamily sector, significantly widening spreads to Treasuries. Quantitative Easing and higher capital requirements following banking reform had created strong demand for government-insured fixed-income securities. The demand for these securities, coupled with record multifamily issuance and the lack of single family MBS to trade due to the Fed’s absorption, led to increased interest from Wall Street. The number of banks trading multifamily MBS more than doubled over the period.

The increases in the investor base and Wall Street participation caused multifamily spreads to tighten over the past few years, but many traders’ lack of experience with Federal Housing Administration (FHA) multifamily programs led to incorrect assumptions on prepayment speeds. As rates rose rapidly in the second and third quarters, investors realized that prepayments on low coupon loans were likely to be slow and that the securities were likely to be much longer duration than anticipated. Many Wall Street desks that once competed for market share were stuck holding large amounts of less desirable low coupon FHA multifamily loans, leading to wider spreads.

Year-to-date 2013 through September, spreads widened by 126 and 86 basis points for Ginnie Mae construction/permanent and permanent loan certificates, respectively, and by 27 basis points for the benchmark Fannie Mae 10/9.5 DUS security structure. These wider spreads and higher rates negatively impacted valuations; however, multifamily MBS credit quality and loan performance remain strong.  These investments have relative value compared to many fixed-income investments and now offer much higher yields and spreads.

HIT’s Performance

The government/agency multifamily securities that are the HIT’s focus continued to generate higher income than Treasuries during the first nine months of 2013, while reflecting similar credit quality.  For the third quarter, year-to-date, 1-, 3-, 5-, and 10-year periods ending September 30, the HIT’s performance relative to the Barclays Aggregate on a gross basis was -32, -26, -26, 23, 14, and 39 basis points, respectively.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

The HIT constantly monitors and manages duration and other fundamentals.  In following its strategy of prudent investment management, during 2013 the HIT has kept its duration approximately one-half to one-quarter of a year shorter than its benchmark in order to remain defensive against rising rates.

The HIT’s Outlook

There is good reason to believe that another cycle of opportunities is ahead in the multifamily MBS market. Wall Street participation in FHA construction investments is likely to remain low for at least several quarters due to dealers’ long positions in low coupon investments. Yet multifamily rental demand continues to be strong due to demographics, and older properties, especially in urban areas, will need renovation. Investors like the HIT that have capital and patience should have opportunities to purchase multifamily securities and earn higher returns due to lack of competition and tighter financial conditions.

As it enters the last quarter of the year, the HIT’s superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, position it well relative to the benchmark over the longer term. As of September 30, the HIT’s yield to worst was 2.91%, up from 2.18% as of April 30, 2013.  The HIT’s high credit quality portfolio minimizes the risk of principal losses, so loss in value due to rising rates and widening spreads should be recovered as the HIT generates higher income going forward in a higher rate/higher spread environment.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2013
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & U.S. Government/Agency	89.3%	72.7%	Effective Duration	5.04	5.35
A & Below	6.4%	22.3%	Convexity	0.07	0.02
Superior Yield			Similar Call Risk
Current Yield: 53 basis point advantage	3.75%	3.22%	Call Protected	72%	71%
Yield to Worst: 63 basis point advantage	2.91%	2.28%	Not Call Protected	28%	29%

Further, the HIT can continue to offer diversification benefits for Taft-Hartley and public employee pension plan investors in addition to competitive market returns in the uncertain and volatile environment ahead. One of the benefits of a diversified portfolio is that high credit quality fixed-income products like the HIT typically generate income and offer an increase in value when riskier portions of the portfolio do not perform well.

The HIT’s current investment strategy is to selectively add to its portfolio multifamily assets with relative value and higher yields. The HIT’s internal expertise in trading, structuring, and negotiating terms for multifamily investments helps to maximize value for the portfolio. The HIT’s large and diverse pipeline of potential investments and the higher rate and spread environment should allow it to acquire assets that offer investors more expected return than available over the past several years with less credit risk than many other investments.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2013, unless otherwise noted. The yield calculations herein are not current yield or other performance data as defined by the SEC in Rule 482, but instead represent widely accepted portfolio characteristic information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com